Contingencies and Commitments	12 Months Ended
Dec. 31, 2025
Contingencies and Commitments [Abstract]
CONTINGENCIES AND COMMITMENTS
26	CONTINGENCIES AND COMMITMENTS

26.1	Contingencies

The Group may from time to time be involved in legal actions, claims, and proceedings, including matters related to intellectual property rights, consumer regulations, employment, and contractual disputes with suppliers and other parties. The music and other content available on the Group’s platform are licensed from third parties, many of whom have the right to audit royalty payments. Such audits may lead to disputes and could result in additional royalty payments, which may be material.

Legal expenses are recognized as incurred. Provisions are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. While the outcome of legal matters cannot be predicted with certainty, any material adverse outcome could affect the Group’s financial position, results of operations, or liquidity.

Based on management’s assessment, there are currently no material cases or claims that require recognition of a provision or disclosure as contingent liabilities.

26.2	Commitments

The Group is subject to the following minimum guarantee amounts relating to the content on its service and publishing rights, the majority of which relate to initial investments and minimum royalty payments associated with its license agreements for the use of licensed content and publishing royalties, as at December 31:

	2025	2024
	USD	USD

Less than one year	2,589,170	279,590
Later than one year but not more than 5 years	2,166,667	5,333,290

In addition to the minimum guarantees listed above, the Group is subject to various service agreements including a service agreement with Amazon for the use of Amazon servers and cloud as at December 31.